Exhibit 99.1

Pure Storage Announces Date and Conference Call Information for
Third Quarter Fiscal 2022 Financial Results
Company reaffirms Q3 guidance and announces leadership changes

MOUNTAIN VIEW, Calif. — November 3, 2021 — Pure Storage® (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, today announced it will host a conference call on Tuesday, November 23, 2021 at 1:30 p.m. PT to discuss its financial results for the fiscal third quarter ended October 31, 2021. This conference call will be held following the release of Pure Storage’s financial results.

Q3 FY22 Guidance

Pure confirms that it expects Q3 results will meet or exceed guidance provided for the quarter.

Executive Leadership Changes

Chief Revenue Officer Dominick Delfino will be leaving Pure for a new role outside of the company. Dominick's contributions during his year at Pure included improving rigor and excellence in go-to-market operations.

Dan FitzSimons, current VP of Americas Sales, has been named the company’s new Chief Revenue Officer. During Dan’s six years at Pure, he has made many contributions to the company’s growth and he has proven industry experience creating high performance global sales teams.

Q3 FY22 Conference Call Details

A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website at investor.purestorage.com. A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 800-585-8367 (or 416-621-4642 for international callers) with passcode 9027916.

Additionally, Pure is scheduled to participate at the following investor conferences:

Wells Fargo Virtual 5th Annual TMT Summit

Date: Tuesday November 30, 2021
Time: 11:00 am PST
Pure Presenters: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO
Pure Participants: Rob Lee, VP & CTO, Sanjot Khurana, VP, Investor Relations

Credit Suisse 25th Annual Technology Conference

Date: Wednesday December 1, 2021
Time: 4:40 pm MST
Pure Presenters: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO
Pure Participants: Rob Lee, VP & CTO, Sanjot Khurana, VP, Investor Relations

UBS Virtual Global TMT Conference

Date: Monday, December 6, 2021
Pure Participants: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO, Rob Lee, VP and CTO, and Sanjot Khurana, VP, Investor Relations

Barclays Virtual Global Technology, Media and Telecommunications Conference

Date: Tuesday, December 7, 2021
Pure Participants: Kevan Krysler, CFO, Rob Lee, VP and CTO, and Sanjot Khurana, VP, Investor Relations

Raymond James Virtual Technology Investors Conference

Date: Wednesday, December 8, 2021
Pure Participants: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO, Rob Lee, VP and CTO, and Sanjot Khurana, VP, Investor Relations

The presentations will be webcast live and archived on Pure’s Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Leader in the 2021 Gartner Magic Quadrant for Primary Storage Arrays
Leader in the 2021 Gartner Magic Quadrant for Distributed File Systems & Object Storage

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Pure Storage, the "P" Logo and all Pure Storage product and service names mentioned are trademarks or registered trademarks of Pure Storage. All other trademarks or names referenced in this document are the property of their respective owners.

Contacts
Sanjot Khurana, Investor Relations
ir@purestorage.com

Rena Fallstrom,Global Communications
pr@purestorage.com

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